SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SEACHANGE INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

INVITATION TO 2013 ANNUAL MEETING OF STOCKHOLDERS

DATE: Wednesday, July 17, 2013

TIME: 10:00 a.m.

PLACE: SeaChange Corporate Headquarters

50 Nagog Park, Acton, Massachusetts 01720

June 5, 2013

Dear Fellow Stockholders,

I am pleased that we are again taking advantage of the Securities and Exchange Commission rules allowing issuers to furnish proxy materials over the Internet. Please read the proxy statement for more information on this alternative or follow the link to a Q&A here on our web site. We believe this will allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

Sincerely yours,

Raghu Rau
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

FOR

SEACHANGE INTERNATIONAL’S ANNUAL MEETING

TO BE HELD

JULY 17, 2013

Why am I being provided with these materials?

SeaChange is providing you with this proxy statement because our Board of Directors is soliciting your proxy to vote at our 2013 annual meeting of stockholders to be held on Wednesday, July 17, 2013. You are invited to attend the annual meeting and we request that you vote on the proposals described in this proxy statement. You do not need to attend the meeting to vote your shares. If you received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card or follow the instructions below to submit your proxy over the telephone or via the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

We intend to mail a printed copy of our proxy statement and proxy card to certain of our stockholders of record entitled to vote at the annual meeting on or about June 5, 2013. All other stockholders will receive a Notice Regarding Availability of Proxy Matters (sometimes referred to as the “Notice of Internet Availability”), which will be mailed on or about June 5, 2013.

What if I have received a Notice Regarding the Availability of Proxy Materials?

In accordance with the rules and regulations of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you request these from SeaChange. Instead, the Notice of Internet Availability will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet or by phone. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, not including the proxy card, you should follow the instructions for requesting the materials included in the Notice of Internet Availability.

What am I voting on?

There are four matters scheduled for a vote:

•	The reelection of Steven Craddock and Edward Terino as directors, each to serve for three-year terms as Class II Directors;

•	An advisory vote on the compensation of SeaChange’s named executive officers;

•	The approval of an amendment and restatement of the Company’s 2011 Compensation and Incentive Plan; and

•	The ratification of the appointment of Grant Thornton LLP as SeaChange’s independent registered public accounting firm.

What is the effect of the advisory vote on the compensation of SeaChange’s named executive officers?

SeaChange is providing shareholders with the opportunity at the annual meeting to vote on an advisory resolution regarding the compensation of its named executive officers as disclosed in SeaChange’s proxy statement under the heading “Compensation Discussion and Analysis,” commonly known as “Say-on-Pay.” While the Say-on-Pay vote is non-binding, and thus advisory in nature, SeaChange’s Board and Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on May 20, 2013 will be entitled to vote at the annual meeting.

Am I a stockholder of record?

If at the close of business on May 20, 2013 your shares were registered directly in your name with our transfer agent, Computershare Shareholder Services, then you are a stockholder of record. If you hold SeaChange stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold our stock in “street name,” and the “record owner” of your shares is your bank, broker or other intermediary. If you are not a registered stockholder, please understand that SeaChange does not know that you are a stockholder, or how many shares you own.

If I am a stockholder of record of SeaChange shares, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the annual meeting. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the annual meeting (please see the procedures for voting by proxy below). If you choose to vote in person at the annual meeting, we will give you a ballot when you arrive. Please be aware that you must present a valid photo ID and proof of share ownership.

If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. The procedures for voting by proxy are as follows:

•	Printed Proxy Card: If you received a printed copy of the proxy materials by mail, you may vote by completing, signing and dating your proxy card and returning it promptly in the envelope provided. You are encouraged to specify your choices by marking the appropriate boxes on the proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

•	Internet: To vote by proxy on the Internet go to www.proxyvote.com to complete an electronic proxy card. To authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly, you will need your control number found on the Notice of Internet Availability or proxy card.

•	Telephone: To vote by proxy over the telephone, dial the toll-free phone number listed on your proxy card or Notice of Internet Availability and follow the recorded instructions. To authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly, you will need the control number found on the Notice of Internet Availability or proxy card.

If you vote by proxy, your vote must be received by 11:59 pm Eastern time on July 16, 2013 to be counted.

We provide Internet proxy voting to allow you to vote your shares on line, with procedures designed to ensure the authenticity and correctness of your proxy voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as charges from Internet access providers and telephone companies.

If I am a holder in street name of SeaChange shares, how do I cast my vote?

If you are a holder in street name, you may vote in person at the annual meeting, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

If you are a holder in street name and do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. To do so you must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of SeaChange common stock that you owned as of the close of business on May 20, 2013.

What does it mean if I received more than one Notice of Internet Availability or proxy card?

If you received more than one Notice of Internet Availability or proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included with each Notice of Internet Availability and proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. We intend to publish the final voting results in a Current Report on Form 8-K to be filed no later than July 23, 2013.